UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


               0-18292                                  51-2152284
      (Commission File Number)               (IRS Employer Identification No.)


1117 PERIMETER CENTER WEST, SUITE N415
           ATLANTA, GEORGIA                               30338
    (principal executive offices)                      (Zip Code)


                                 (678) 443-2300

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  1.01.    ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On October 3, 2005, Charys Holding Company, Inc. (the "Registrant") and Method IQ, Inc. announced they had signed a binding letter of intent for the Registrant to acquire Method IQ, Inc. in a stock and cash transaction.
Subsequent to October 3, 2005, the parties have executed various documents in connection with the subject acquisition. The transaction will close when the Registrant has been able to secure the necessary financing.

     A Stock Purchase Agreement to be effective as of November 1, 2005, by and among the Registrant, Rock Creek Equity Holdings, LLC, a Georgia limited liability company, J. Alan Shaw (collectively, the "Sellers"), Method IQ, Inc., a Georgia corporation, and Billy V. Ray, Jr., the chairman and chief executive officer of the Registrant.

     Pursuant to the agreement, the Sellers agree to sell to the Registrant, and the Registrant agrees to purchase from the Sellers, all of the issued and outstanding shares of capital stock of Method IQ (the "Shares").

     The Registrant agrees to pay to the Sellers aggregate consideration of $10,500,000 (the "Purchase Price") by delivery of (i) $5,250,000 by a secured promissory note (the "Secured Note") at the Closing, which note will be secured by the Shares and will be payable immediately upon an equity or debt investment in the Registrant of not less than $5,250,000, or on demand after February 1, 2005, and (ii) $5,250,000 in value of shares of the common stock of the
Registrant to the Sellers for the balance of the Agreement ("Stock Consideration"). The aggregate consideration is subject to adjustment pursuant to Section 1.3 of the Agreement. The Sellers agree, for purposes of the Agreement, that principal and interest on the Secured Note, and any collateral in connection therewith, will be allocated pro rata based on their equity ownership in Method IQ immediately prior to Closing.

     The  Stock  Consideration  shall  be  issued  to  the  Sellers  as follows:

     (a) At the time that the Secured Note is due and payable, the Registrant shall issue to the Sellers an aggregate of 525,000 shares of its common stock (the "Initial Stock Tranche"), reflecting forty percent (40%) of the total Stock Consideration to be paid to the Sellers based upon a share price of Four Dollars ($4.00) per share.

     (b) 180 days after the Effective Date, the Registrant shall issue to the Sellers additional shares of its common stock (the "Second Stock Tranche") equal to thirty percent (30%) of the total aggregate Stock Consideration to be paid to the Sellers based upon a share price valued at the Market Price per share for the common stock as of the close of trading on the last Trading Day before such issuance. Notwithstanding, the foregoing, in the event that the Market Price used for determining the number of shares of common stock to be issued in connection with the Second Stock Tranche is less than Four Dollars ($4.00) per share, the Registrant shall have the option, but not the obligation, to (i) pay the Sellers an aggregate of $1,575,000 in cash by wire transfer of immediately available funds in lieu of the issuance of such shares or (ii) pay the Sellers a combination of cash and shares.

     (c) 365 days after the Effective Date, the Registrant shall issue to the Sellers additional shares of its common stock (the "Third Stock Tranche") equal to thirty percent (30%) of the total aggregate Stock Consideration to be paid to the Sellers based upon a share price valued at the Market Price per share for the common stock as of the close of trading on the last Trading Day before such issuance. Notwithstanding, the foregoing, in the event that the Market Price used for determining the number of shares of common stock to be issued in connection with the Third Stock Tranche is less than Four Dollars ($4.00) per share, the Registrant shall have the option, but not the obligation, to (i) pay the Sellers an aggregate of $1,575,000 in cash by wire transfer of immediately available funds in lieu of the issuance of such shares or (ii) pay the Sellers a combination of cash and shares.

     (d) The number of shares of common stock issued in the Initial Stock Tranche will be adjusted at the time of the issuance of the Third Stock Tranche, as follows:

     If the Registrant's common stock does not reach an average Market Price of at least Four Dollars and Fifty Cents ($4.50) per share for at least three (3) consecutive Trading Days prior to or including the date which is six (6) months from the Effective Date, then, at the Registrant's option, either:


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
     (i) The Registrant shall issue the Sellers additional shares of common stock, the number of which shall be determined pursuant to the following formula:

     AS  =   IST  -  ISP/AVG

                                 Where:

     AS  =     the  number  of  additional  shares of common stock to be issued.

                         AVG  =  the  lesser  of  (x)  (MP1+MP2)/2  or  (y)  4.

     ISP  =     $2,100,000  (which  is  forty percent (40%) of the fifty percent
(50%)  of  the  Estimated  Purchase  Price  to  be  paid  in  common  stock).

     IST = the number of shares of common stock issued in the Initial Stock Tranche.

     MP1  =     the  average  Market  Price  for  the  common  stock  over  the twenty-five (25) trading day period beginning on the SEC prescribed due date for filing the Registrant's quarterly report on Form 10-Q or annual report on Form 10K with the SEC, as the case may be, for the Registrant's second full fiscal quarter after Closing.

     MP2  =     the  average  Market  Price  for  the  common  stock  over  the twenty-five  (25)  day  period  ending  on the Make Whole Determination Date; or

     (ii) The Registrant shall pay the Sellers an amount equal to AS multiplied by AVG, in cash by wire transfer of immediately available funds; and in either case, such issuance or payment shall occur on the date on which the Third Stock Tranche is issued (or that cash is paid in lieu of such Third Stock Tranche pursuant to Section 1.2.2(c) of the Agreement).

     Purchase  Price  Adjustment  Mechanism.

     The aggregate consideration to be paid by the Registrant to the Sellers is subject to a one-time adjustment based upon Method IQ's financial performance during the year following the Closing Date, as described below.

     As soon as practicable, but in no event more than sixty (60) days after the Determination Date, the Registrant shall cause Method IQ to prepare and deliver to the Sellers, special purpose financial statements prepared in accordance with Closing GAAP, applied on a consistent basis in accordance with Method IQs historical accounting policies and as described on Schedule 1.3.2, showing results of operation of Method IQ and any Subsidiaries as of the close of business for the one year period (the "Determination Period") commencing on the Closing Date and ending on the Determination Date (the "Determination Date Financial Statements"), which Determination Date Financial Statements shall be prepared at the expense of the Registrant, by the accounting firm of Agee Fisher, LLC (the "Auditor"). In addition, the Registrant shall bear the expense of having an opening date balance sheet as of the Effective Date, prepared by the Auditor in accordance with Closing GAAP, applied on a consistent basis in accordance with Method IQ's historical accounting policies. The parties acknowledge that the Determination Date Financial Statements are for the sole purpose of determining adjustments to the Purchase Price and may not reflect the actual financials of Method IQ used in preparing the Registrant's consolidated financial statements.

     The Sellers shall have thirty (30) days from the date the Determination Date Financial Statements are delivered by the Registrant and Method IQ to review the Determination Date Financial Statements and propose any adjustments for the purpose of determining adjustments to the Purchase Price. If after discussion of any such proposed adjustments, either party disputes such adjustments, then the Registrant and the Sellers shall engage a nationally recognized accounting firm (the "Alternate Auditor") to review the disputed items. The Alternate Auditor's determination of the disputed items with respect to the determination of the Purchase Price shall be final and binding upon the Parties, without adjustment. All invoices submitted by the Alternate Auditor shall be paid by the Registrant and the Sellers equally.


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
     The  "Adjusted  Purchase  Price" for the Shares shall be the greater of (x)
7.5 times Method IQ's consolidated EBIDTA for the Determination Period, as calculated from the Determination Date Financial Statements or (y) $5,250,000.

     (a) In the event that the Adjusted Purchase Price is equal to or greater than $5,250,000 and less than $10,500,000 pursuant to clause (x) above, then no later than 5 days following the date on which the Determination Date Financial Statements is finalized pursuant to Section 1.3.3, the Sellers shall transfer to the Registrant, on a pro-rata basis, the number of shares of common stock issued as Stock Consideration to the Sellers equal in Base Value to the amount determined by taking the difference between the $10,500,000 and the Adjusted Purchase Price, and dividing such number by the Average Issue Price Per Share (the "Shortage Amount"), regardless of the actual value of such common stock. If the Base Value of all of the shares of common stock owned by Sellers is less than the Shortage Amount, then Sellers shall transfer all of the shares of common stock owned by them, to Registrant, and such transfer shall be deemed payment in full of the Shortage Amount, regardless of the actual amount.

     (b) In the event that the Adjusted Purchase Price is greater than $10,500,000 pursuant to clause (x) above, then no later than 5 days following the date on which the Determination Date Financial Statements is finalized pursuant to Section 1.3.3, if the Purchase Price is greater than the Estimated Purchase Price, then the Registrant shall pay to the Sellers, the difference between the Adjusted Purchase Price and $10,500,000 (the "Purchase Price Balance"), as follows:

     (i) Fifty percent (50%) of the Purchase Price Balance, shall be paid in cash by wire transfer of immediately available funds; and

     (ii) Fifty percent (50%) of the Purchase Price Balance, shall, at the option of the Registrant, be paid in (i) cash by wire transfer of immediately available funds or (ii) shares of common stock of the Registrant (using the Market Price for such common stock as of the Determination Date to calculate the number of shares to be issued).

     (c) The Sellers agreed that they shall deliver any shares of common stock of the Registrant required to pay the Shortage Amount, if any, free and clear of all liens.

     Rock Creek Earn Out. In addition to the Purchase Price, Rock Creek shall, for a period of eighteen (18) months following the Closing Date (the "Earn Out Term"), be entitled to earn an aggregate of 800,000 equity interests directly or indirectly in the Registrant consisting of a maximum of (a) 500,000 shares of additional common stock of the Registrant, plus (b) options or other convertible securities representing the right to acquire up to an additional 250,000 shares of common stock of the Registrant (the "Plan Stock") pursuant to an Executive Stock Purchase Plan (the "Stock Plan") currently being developed by the Registrant (and, if no Stock Plan exists, then Rock Creek shall be entitled to earn an additional 250,000 shares of common stock of the Registrant), plus (c) 50,000 shares of the Series A preferred stock of the Registrant owned by Billy
V. Ray, Jr. (the "Ray Stock") (the common stock, Plan Stock and Ray Stock are collectively referred to in the Agreement as the "Earn Out Equity").

     During the Earn Out Term, Method IQ shall provide the Registrant with a list of Target Subsidiaries and Target Revenues for potential acquisition by the Registrant. Upon closing of the acquisition of each Target Subsidiary, Rock Creek shall be vested in a percentage of Earn Out Equity determined by taking the Target Revenue of each Target Subsidiary and dividing it by $20,000,000 (the "Vested Percentage").

     Earn Out Equity will be issued to Rock Creek in any combination chosen by Rock Creek, in its sole discretion. After the closing of the acquisition of a Target Subsidiary, Rock Creek shall notify the Registrant and Escrow Agent in writing of the allocation of the Earn Out Equity it wishes to receive (based on the Vested Percentage), which Earn Out Equity shall be issued within ten (10) days after such notification is received (and payment made therefore, if applicable). For example, if following an acquisition of a Target Subsidiary, Rock Creek has vested in fifty percent (50%) of the Earn Out Equity, it may choose to (a) be issued all of the Ray Stock; (b) be issued 150,000 shares of common stock; and (c) purchase 200,000 shares of Plan Stock from, or any other combination (whether Ray Stock or issued or purchased common stock) totaling 400,000 shares of the Earn Out Equity.

     For purposes of the Agreement, a Target Subsidiary shall be deemed closed within the Earn Out Term, if, at the end of the Earn Out Term, Seller has a signed term sheet with Target Subsidiary and the closing of such acquisition takes place within the three (3) months following the last day of Earn Out Term.

     If less than one hundred percent (100%) of the Earn Out Equity is earned and issued pursuant to the Agreement, then, on the later to occur of thirty (30) days (a) from the end of the Earn Out Term; or (b) from the date of the closing of the last acquisition of a Target Subsidiary, Method IQ will provide the Registrant with twelve-month EBIDTA projections for Method IQ and all Target Subsidiaries for the period commencing with the day following the last day of the Earn Out Term (the "EBIDTA Projections"). If, at the end of the twelve (12) months set forth in the EBIDTA Projections, the combined EBIDTA of Method IQ and all Target Subsidiaries meets or exceeds one hundred fifty percent (150%) of such EBIDTA Projections, the remaining common stock of the Registrant and the Ray Stock shall be issued to Rock Creek and Rock Creek, if it desires, may purchase the remaining Plan Stock. If the combined EBIDTA of Method IQ and all Target Subsidiaries is less than one hundred fifty percent (150%) of such EBIDTA Projections, no additional Earn Out Equity shall be issued to the Rock Creek hereunder.

     Until  Rock Creek's right to earn Earn Out Equity hereunder has terminated:

     (a) At the Closing, Ray shall deliver stock powers, executed in blank, to McKenna Long & Aldridge LLP ("MLA") representing the Ray Stock, to be held by MLA until such time as the Escrow Agreement (as defined in the Agreement), is delivered to SunTrust Bank, as escrow agent (the "Escrow Agent"). In addition, at the time the Ray Stock is released from the Ray Stock Liens (as defined in Section 5.1 of the Agreement) Ray will deliver the certificates representing such shares to MLA, who will deliver such stock certificates, along with the stock powers (collectively the "Escrow Items"), to the Escrow Agent. Such Escrow Items will be held and distributed by the Escrow Agent pursuant to the terms of that certain Escrow Agreement entered into by Ray, Rock Creek, the Registrant and SunTrust, the form of which is attached to the Agreement (the "Escrow Agreement"). The Escrow Agreement will be dated in blank at Closing and held, dated and delivered to Escrow Agent by MLA, to countersign at the time the Escrow Items are delivered. The Registrant will be responsible for all fees and expenses payable to Escrow Agent in connection with the Escrow Agreement.

     (b) Other than the Ray Stock Liens, Ray shall not otherwise sell, transfer, assign or otherwise encumber the Ray Stock; and

     (c) Should any change be made to the Ray Stock by reason of any stock split, dividend, recapitalization, combination, exchange or other change affecting the outstanding Series A preferred stock of the Registrant as a class, appropriate adjustments shall be made to the maximum number of shares of Ray Stock assignable under the Agreement in order to prevent the dilution of benefits hereunder, and the Registrant shall transfer any additional shares issuable to Ray in connection therewith to the Escrow Agent at the time of delivery of the other Escrow Items, to be held pursuant to the terms of the Escrow Agreement.

     With  regard  to  voting  rights  for  the  Ray  Stock:

     (a) For so long as the Ray Stock is being held in escrow by the Escrow Agent, Ray will retain all voting rights for the Ray Stock.

     (b) In addition, simultaneously upon the execution of the Agreement, Rock Creek and Ray will enter into a Voting Agreement, the form of which is attached to the Agreement, pursuant to which Rock Creek shall grant Ray the right to vote any shares of Ray Stock transferred to Rock Creek pursuant to the Agreement, as more specifically set forth therein.

     Option  to  Repurchase.

     If the average Market Price for the common stock is less than Four Dollars ($4.00) per share for the fifteen (15) consecutive Trading Days ending on the Determination Date, then the Sellers shall have the option, but not the obligation, to repurchase all, but not less than all, of the Shares from the Registrant. The Sellers shall have thirty (30) days from the Determination Date to notify the Registrant of its intent to exercise its purchase option. In the event that the Sellers exercise their option to acquire the Shares, then the Sellers shall be obligated to purchase the Shares at an aggregate purchase price determined pursuant to the formula which is attached to the Agreement as Exhibit A.

     Notwithstanding the foregoing, the Sellers shall not have an option to repurchase the Shares pursuant to Section 1.5.1 of the Agreement in the event that any of the following has occurred: (a) projected, pro forma, combined, consolidated revenue run rate for the Registrant for the twelve (12) month period ending on the Determination Date exceeds $150,000,000; (b) the Market Price for the common stock is equal to or greater than Six Dollars ($6.00) per share (on an adjusted basis taking into consideration any capital reorganization, reclassification, or otherwise) for three (3) consecutive trading days occurring between the Closing Date and the Determination Date; (c) consolidated net income before taking into account federal and any state or local income taxes for the Registrant for the twelve (12) month period ending on the Determination Date exceeds $3,000,000; (d) as of the Determination Date the common stock is listed for trading on the National Association of Securities Dealers' Automated Quotation Small Cap Market; (e) Method IQ's EBIDTA is less than $800,000 for the twelve (12) month period ending on the Determination Date or (f) Method IQ's revenue is less than $12,000,000 for the twelve (12) month period ending on the Determination Date.

     Registrant  Stock  Issued  to  the  Sellers.

     No fractional shares of common stock of the Registrant shall be issued to the Sellers under the Agreement, and the number of shares of common stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 1.3 of the Agreement or elsewhere therein, the Registrant shall eliminate such fractional share interest by paying the Seller the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

     The Sellers shall be granted registration rights, with respect to all shares of common stock of the Registrant issued to the Sellers under the Agreement, as more specifically set forth in that certain Registration Rights Agreement (the "Registration Rights Agreement") in the form attached to the Agreement as Exhibit B.

     Shares of common stock of the Registrant and the Ray Stock, when issued and delivered to the Sellers in accordance with the terms of the Agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

     The stock certificates evidencing the Shares of common stock of the Registrant and the Ray Stock issued to Sellers under the Agreement will bear a restrictive legend.

     Additional Consideration. As additional consideration for the transaction, the Registrant shall transfer no less than $500,000 in cash to Method IQ at Closing, by wire transfer of immediately available funds.

ITEM  9.01      FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits.
             --------

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
    10.1     Stock Purchase Agreement having an effective date of November 1, 2005, by and between the
             Registrant and Rock Creek Equity Holdings, LLC and J. Alan Shaw (the "Sellers"), Method
             IQ, Inc., (the "Corporation"), and Billy V. Ray, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December  12,  2005         CHARYS HOLDING COMPANY, INC.


                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


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